THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® III (B-Class), American Legacy Shareholder’s Advantage® (A-Class)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Account H

American Legacy® III (B-Class), American Legacy Shareholder’s Advantage® (A-Class)

Supplement dated July 25, 2025 to the Prospectus dated May 1, 2025

This Supplement to your prospectus for your individual variable annuity contract describes changes related to Appendix B – Investment Requirements that will be effective on and after August 18, 2025. All other provisions outlined in your individual variable annuity prospectus, as supplemented, remain unchanged.

The American Funds Select Balanced Model and American Funds Select Growth Model will be added to the list of models to which you allocate your Contract Value if: 1) your Contract was issued on or after August 29, 2016; and 2) if you elect (or have elected) the following riders:

•	Lincoln ProtectedPay Select Core®,
•	Lincoln Market Select® Advantage, or
•	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.